Institutional Federal Portfolio

Supplement to Prospectus
Dated May 1, 1995

The Company's  investment  adviser,  Scudder,
Stevens & Clark,  Inc. (the  "Adviser"),  has
agreed to waive a portion  of its  investment
management  fee to the  extent  necessary  so
that the  total  annualized  expenses  of the
Institutional Federal Portfolio do not exceed
0.70% of  average  daily  net  assets  of the
Portfolio  for the  period  January  1,  1996
through October 31, 1996. To the extent that expenses fall below 0.70% during the fiscal year, the Adviser reserves the right to recoup, during the fiscal year incurred, amounts waived during the period, but only to the extent that the Portfolio's expenses do not exceed 0.70%.













January 19, 1996